UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2025

XYLEM INC.
(Exact name of registrant as specified in its charter)

Indiana	001-35229	45-2080495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Water Street SE		20003
Washington	DC
(Address of principal executive offices)		(Zip Code)
(202) 869-9150
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Common Stock, par value $0.01 per share	XYL	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.¨

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 13, 2025, Xylem Inc. (the "Company") held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). There were 215,819,341 shares of the Company’s common stock represented at the Annual Meeting in person or by proxy, constituting 88.68% of the Company’s outstanding common stock on March 17, 2025, the record date. The final voting results for each item voted on at the Annual Meeting are set forth below:

1Proposal One: Election of Nine Directors. The following nominees were elected to serve as directors of the Company for a one-year term:

NOMINEE	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Earl R. Ellis	203,500,550	2,100,829	143,508	10,074,454
Robert F. Friel	196,804,048	8,793,619	147,220	10,074,454
Lisa Glatch	203,849,971	1,760,829	134,087	10,074,454
Victoria D. Harker	190,150,878	15,350,235	243,774	10,074,454
Mark D. Morelli	195,905,039	9,697,624	142,224	10,074,454
Jerome A. Peribere	178,772,671	26,469,530	502,686	10,074,454
Matthew F. Pine	203,148,257	2,372,127	224,503	10,074,454
Lila Tretikov	201,180,979	4,313,959	249,949	10,074,454
Uday Yadav	199,569,989	5,929,869	245,029	10,074,454

2Proposal Two: Ratification of Appointment of the Independent Registered Public Accounting Firm. Shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025:

FOR	AGAINST	ABSTENTIONS
208,116,815	6,994,046	708,480

3Proposal Three: Advisory Vote on Named Executive Compensation. Shareholders approved a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers as described in the Company’s 2025 proxy statement.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
178,806,646	26,648,724	289,517	10,074,454

4Proposal Four: Shareholder Proposal – Special Shareholder Meeting Improvement. The shareholder proposal did not obtain approval because it did not receive the affirmative vote of a majority of the outstanding shares entitled to vote on the proposal:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
94,569,014	110,818,646	357,227	10,074,454

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYLEM INC.

Date: May 16, 2025	By:	/s/ Kelly C. O'Shea
Kelly C. O'Shea
VP, Chief Corporate Counsel & Corporate Secretary